Exhibit 99.2

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Quarter-Ended 01/25/04
Unaudited
(Dollars in thousands, except price per unit)

	Housing Group				Recreational Vehicle Group
	Manufacturing		Retail	Total	Motor Homes		Travel Trailers		Folding Trailers		Total		Supply		Other	Company Total

Operating revenues	$143,017		$66,937	$209,954	$272,471		$114,582		$22,953		$410,006		$48,990		$1,448	$670,398

Less intercompany sales	(33,414)			(33,414)			—		—		—		(123,211)		—	(72,648)

Total operating revenues	$109,603		$66,937	$176,540	$272,471		$114,582		$22,953		$410,006		$9,756		$1,448	$597,750

Units sold	4,628		1,272	NM	2,663		6,925		3,359		12,947
Single-sections	1,312		190	NM
Multi-sections	3,316		938	NM
Pre-owned	—		144	NM
Class As					2,217
Class Cs					446
Conventional trailers							5,313
Fifth-wheel trailers							1,607
Truck campers							5

Average selling price per unit	$30,903		$52,623	NM	$102,317		$16,546		$6,833		NM

Gross profit percent	21.7	%(A)	19.4%	NM	14.7%		12.6%		16.4%		14.2%		28.1%			17.8%

Operating income/(loss)	$(2,712	)(A)	$(7,788)	$(10,501)	$14,103	(B)	$(4,474	)(B)	$(109	)(B)	$9,520	(B)	$2,934	(C)	$(540)	$1,414

Operating margin	(1.9)%		(11.6)%	NM	5.2%		(3.9)%		(0.5)%		2.3%		30.1%			0.2%

Depreciation	$1,854		$1,120	$2,974	$669		$589		$379		$1,637		$403		$1,048	$6,062

Capital expenditures (est.)	$196		$725	$921	$4,432		$—		$64		$4,496		$181		$1,335	$6,933

(A)          Excludes $520,000 charge for change in intercompany profit on inventory sold from housing manufacturing to retail stores.

NM         Not meaningful.

(B)           Does not include Fixed Asset gain or loss

(C)           Includes $3.6 million gain from the sale of the drapery operation.

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Fiscal Year-To-Date 01/25/04
Unaudited
(Dollars in thousands, except price per unit)

	Housing Group				Recreational Vehicle Group
	Manufacturing		Retail	Total	Motor Homes		Travel Trailers		Folding Trailers		Total		Supply		Other	Company Total

Operating revenues	$493,826		$194,272	$688,098	$803,365		$416,031		$77,161		$1,296,557		$150,661		$3,440	$2,138,756

Less intercompany sales	(96,921)			(96,921)			—		—		—		(123,211)			(220,132)

Total operating revenues	$396,905		$194,272	$591,177	$803,365		$416,031		$77,161		$1,296,557		$27,450		$3,440	$1,918,624

Units sold	15,509		3,809	NM	8,183		25,314		10,757		44,254
Single-sections	3,178		573	NM
Multi-sections	12,231		2,773	NM
Pre-owned	—		463	NM
Class As					6,802
Class Cs					1,381
Conventional trailers							18,756
Fifth-wheel trailers							6,529
Truck campers							29

Average selling price per unit	$31,841		$51,003	NM	$98,175		$16,435		$7,173		NM

Gross profit percent	22.6	%(A)	20.3%	NM	14.3%		13.3%		18.3%		14.2%		36.0%			18.2%

Operating income/(loss)	$5,309	(A)	$(24,665)	$(19,356)	$40,867	(B)	$(510	)(B)	$556	(B)	$40,913	(B)	$4,075	(C)	$3,678	$29,310

Operating margin	1.1%		(12.7)%	NM	5.1%		(0.1)%		0.7%		3.2%		14.8%			1.5%

Depreciation	$5,616		$3,537	$9,153	$1,977		$1,796		$1,136		$4,909		$1,203		$2,561	$17,826

Capital expenditures (est.)	$564		$725	$1,289	$9,253		$459		$440		$10,152		$419		$4,530	$16,390

(A)          Excludes $915,000 credit for change in intercompany profit on inventory sold from housing manufacturing to retail stores.

NM         Not meaningful.

(B)           Does not include Fixed Asset gain or loss

(C)           Includes $3.6 million gain from the sale of the drapery operation.

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Quarter-Ended 01/25/04
Unaudited
(Dollars in thousands)

		Housing Group			Recreational Vehicle Group
		Manufacturing	Retail	Total	Motor Homes	Travel Trailers	Folding Trailers	Total	Supply

(A)	Number of facilities	21	131	NM	3	8	1	12	4

(B)	Capacity utilization	54%	NM	NM	94%	77%	62%	NM

	Number of independent distribution points	1,258	NM	NM	264	660	514	NM

	Backlogs
	Units	997	1,677	NM	1,267	2,189	806	4,262
(C)	Sales value	$30,817	$88,249	NM	$129,636	$36,219	$5,508	$171,363

	Dealer inventories (units)				5,082	18,156	10,323	NM
	Independent	6,073		6,073
	Company-owned		2,584	2,584

(A)          Number of active facilities at the end of the quarter.

(B)           Based on the production at the end of the period.

(C)           The number of units in the backlog multiplied times the average selling price.

NM         Not meaningful.